SIXTH AMENDMENT, dated as of November 27, 1996 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of May 5, 1995 (as amended pursuant to the First Amendment thereto dated as of December 22, 1995, the Second Amendment thereto dated as of February 9, 1996, the Third Amendment thereto dated as of May 13, 1996, the Fourth Amendment and Consent thereto dated as of July 29, 1996, the Fifth Amendment thereto dated as of September 10, 1996 and this Amendment, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among AUDIOVOX CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").



                      W I T N E S S E T H :



          WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

          WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

          1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein
(and in the recitals hereto) as defined terms are so used as so defined.

          2. Amendment to Subsection 9.4. Subsection 9.4 of the Credit Agreement is hereby amended by deleting the word "and" appearing therein and substituting in lieu thereof a comma and by adding the following words at the end thereof "and (e) Guarantee Obligations of the Borrower and Quintex Communications Corp. in respect of the obligations of GLM Wireless Communications Inc. to Fleet Bank with respect to a line of credit made available by Fleet Bank to GLM Wireless Communications Inc., provided that (i) the aggregate principal amount (including the face amount of letters of credit and bankers' acceptances) of extensions of credit under such line of credit shall not exceed $200,000 and
(ii) such line of credit is also guaranteed, on a joint and several basis with the Borrower and Quintex Communications Corp., by G.L.M. Security & Sound, Inc. and G.L.M. Security & Sound of St. James, Inc.".

          3. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 6 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

          4. Effectiveness. This Amendment shall become effective as of the date first written above upon receipt by the Agent of counterparts of this Amendment duly executed by the Borrower and the Required Lenders.

          5. Continuing Effect; No Other Amendments. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendment provided for herein is limited to the specific subsection of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Agent's or the Lenders' willingness to consent to any action requiring consent under or to waive or amend, any other provisions of the Credit Agreement or the same subsection for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

          6. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          7. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          8.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                              AUDIOVOX CORPORATION


                              By:s/Charles M. Stoehr
                                  Name:  Charles M. Stoehr
                                  Title: Sr. V.P. and CFO


                              THE CHASE MANHATTAN BANK,
                                 as Agent and as a Lender


                              By:s/Roland F. Driscoll
                                 Name:  Roland F. Driscoll
                                 Title: Vice President


                              FLEET BANK, N.A., as a Lender


                              By:s/Steven J. Melicharek
                                 Name: Steven J. Melicharek
                                 Title: Sr. Vice President


                              THE FIRST NATIONAL BANK OF BOSTON,
                              as a Lender


                              By:s/Brent E. Shay
                                 Name:  Brent E. Shay
                                 Title: Director


                              EUROPEAN AMERICAN BANK,
                                as a Lender


                              By:s/Stuart N. Berman
                                 Name:  Stuart N. Berman
                                 Title: Vice President


                              THE CIT GROUP/BUSINESS CREDIT, INC.
                                as a Lender


                              By:s/Jon F. Oldham
                                 Name:  Jon F. Oldham
                                 Title: Assistant Secretary

                   ACKNOWLEDGEMENT AND CONSENT

          Each of the undersigned corporations (i) as a guarantor under that certain Amended and Restated Subsidiaries Guarantee, dated as of March 15, 1994 (the "Guarantee"), made by each of such corporations in favor of the Collateral Agent and (ii) as a grantor under that certain Amended and Restated Security Agreement, dated as of March 15, 1994 (the "Security Agreement"), made by each of such corporations in favor of the Collateral Agent, confirms and agrees that the Guarantee and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and the Guarantee and the Security Agreement and all of the Subsidiaries Collateral (as defined in the Security Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) and the Secured Obligations (as defined in the Security Agreement), as the case may be, pursuant to the terms of the Guarantee or the Security Agreement, as the case may be. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Amendment to which this Acknowledgement and Consent is attached.

                                   QUINTEX COMMUNICATIONS CORP.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Vice President


                                   QUINTEX MOBILE COMMUNICATIONS CORP.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Vice President


                                   HERMES TELECOMMUNICATIONS INC.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Secretary/Treasurer


                                   LENEX CORPORATION


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Secretary/Treasurer


                                   AMERICAN RADIO CORP.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Sr. Vice President


                                   AUDIOVOX INTERNATIONAL CORP.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Sr. Vice President


                                   AUDIOVOX HOLDING CORP.


                                   By:s/Chris Lazarides
                                       Name:  Chris Lazarides
                                       Title: President


                                   AUDIOVOX CANADA LIMITED


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Vice President


                                   AUDIOVOX ASIA INC.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Vice President




                                   AUDIOVOX LATIN AMERICA LTD.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Vice President


                                   AUDIOVOX COMMUNICATIONS CORP.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Secretary


Dated as of November 27, 1996